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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 8, 2003

QUOVADX, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 S. Fiddler’s Green Circle, Suite 1000, Englewood CO 80111

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 488-2019

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Item 5. Other Events.

On September 8, 2003, Quovadx, Inc., a Delaware corporation (the “Registrant”) announced that it has settled litigation among various parties in connection with a development contract entered into in October 1999 with the Hawaii Employees Retirement System.

A copy of the press release dated September 8, 2003, issued by the Registrant announcing the final settlement of this litigation is filed as an exhibit to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
Number	Exhibit

99.1	Press release of the Registrant dated September 8, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.

Date: September 9, 2003	/s/ Linda K. Wackwitz Linda K. Wackwitz Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Press release of the Registrant dated September 8, 2003